April 30, 1998


VIA EDGAR TRANSMISSION

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

                    Re:  Nicholas Limited Edition, Inc. (the "Fund")
               SEC File No. 33-11420
               Post-Effective Amendment No. 11
               Registration Statement on Form N-1A

Gentlemen:

     In connection with the amendment by the Fund of its registration statement on Form N-1A under Section 8 of the Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing Post-Effective Amendment No. 11 to the Registration Statement, including exhibits relating thereto, marked to show changes effected by the Amendment.

     This Amendment shall be effective on the date of filing, in accordance with Rule 485(b). As legal counsel to the Fund, we have prepared the Amendment, and we hereby represent pursuant to Rule 485(b)(4) that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

                                   Very truly yours,

                               MICHAEL BEST & FRIEDRICH




                                /s/   Kate M. Fleming
                               _______________________
KMF/ljg                               Kate M. Fleming
Enclosure

As filed with the Securities and Exchange Commission on April 30, 1998

                                                File No. 33-11420


                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                POST-EFFECTIVE AMENDMENT NO. 11

                              and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        AMENDMENT NO. 11


                 NICHOLAS LIMITED EDITION, INC.
       (Exact Name of Registrant as Specified in Charter)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                 NICHOLAS LIMITED EDITION, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            COPY TO:
                        KATE M. FLEMING
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

 X    immediately upon filing pursuant to paragraph (b)
        on                    pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a) on ________ pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2)
        on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On February 26, 1998, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1997.


                 NICHOLAS LIMITED EDITION, INC.
                     CROSS-REFERENCE SHEET
                  (As required by Rule 481(a))

Part A. Information Required in Prospectus          Heading
_______ __________________________________          _______

Item 1.    Cover Page.............................  Cover Page
Item 2.    Synopsis...............................  Introduction;  Performance
                                                    Data
Item 3.    Condensed Financial Information........  Consolidated    Disclosure
                                                    of     Fund    Fees    and
                                                    Expenses;        Financial
                                                    Highlights
Item 4.    General Description of Registrant......  Introduction;   Investment
                                                    Objectives  and  Policies;
                                                    Investment    Restrictions
                                                    Share Limitation
Item 5.    Management of the Fund.................  Investment Adviser

Item 5A.   Management's Discussion of
           Fund Performance.......................  Management's    Discussion
                                                    of Fund Performance
Item 6.    Capital Stock and Other Securities.....  Transfer    of     Capital
                                                    Stock;    Dividends    and
                                                    Federal     Tax    Status;
                                                    Capital Structure;  Annual
                                                    Meeting;       Shareholder
                                                    Reports
Item 7.    Purchase of Securities Being Offered..   Purchase    of     Capital
                                                    Stock;    Redemption    of
                                                    Capital   Stock;  Exchange
                                                    Between   Funds;  Transfer
                                                    of      Capital     Stock;
                                                    Determination    of    Net
                                                    Asset    Value;   Dividend
                                                    Reinvestment         Plan;
                                                    Individual      Retirement
                                                    Account; Master Retirement
                                                    Plan
Item 8.    Redemption or Repurchase..............   Purchase    of     Capital
                                                    Stock;    Redemption    of
                                                    Capital Stock
Item 9.    Pending Legal Proceedings.............   N/A

Part B.    Information Required in Statement of Additional Information
_______    ___________________________________________________________

Item 10.   Cover Page............................   Cover Page
Item 11.   Table of Contents.....................   Table of Contents
Item 12.   General Information and History.......   Introduction;        Share
                                                    Limitation
Item 13.   Investment Objectives and Policies....   Investment Objectives  and
                                                    Policies;       Investment
                                                    Restrictions
Item 14.   Management of the Fund................   Investment        Adviser;
                                                    Management   -  Directors,
                                                    Executive   Officers   and
                                                    Portfolio Managers of  the
                                                    Fund
Item 15.   Control Persons and Principal Holders
           of Securities.........................   Principal Shareholders

Item 16.   Investment Advisory and Other
           Services..............................   Investment        Adviser;
                                                    Custodian   and   Transfer
                                                    Agent;         Independent
                                                    Auditors     and     Legal
                                                    Counsel
Item 17.   Brokerage Allocation and other
           practices.............................   Brokerage

                    CROSS-REFERENCE SHEET
                         (Continued)
Item 18.   Capital Stock and Other Securities....   Transfer    of     Capital
                                                    Stock;  Income   Dividends
                                                    and                Federal
                                                    Tax     Status;    Capital
                                                    Structure;     Shareholder
                                                    Reports; Annual Meeting
Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered..............   Purchase    of     Capital
                                                    Stock;    Redemption    of
                                                    Capital   Stock;  Exchange
                                                    Between   Funds;  Transfer
                                                    of      Capital     Stock;
                                                    Determination    of    Net
                                                    Asset    Value;   Dividend
                                                    Reinvestment         Plan;
                                                    Systematic       Withdrawl
                                                    Plan;           Individual
                                                    Retirement Account; Master
                                                    Retirement Plan
Item 20.   Tax Status............................   Dividends,   Distributions
                                                    and Federal Tax Status
Item 21.   Underwriters..........................   N/A
Item 22.   Calculations of Performance Data......   Performance Measurement
Item 23.   Financial Statements..................   Financial Information

Part C.    Other Information
_______    _________________

Item 24.   Financial Statements and Exhibits.....   Part C
Item 25.   Persons Controlled By or Under
           Common Control with Registrant........   Part C
Item 26.   Number of Holders of Securities.......   Part C
Item 27.   Indemnification.......................   Part C
Item 28.   Business and Other Connections
           of Investment Adviser.................   Part C
Item 29.   Principal Underwriters................   Part C
Item 30.   Location of Accounts and Records......   Part C
Item 31.   Management Services...................   Part C
Item 32.   Undertakings..........................   Part C











                 Nicholas Limited Edition, Inc.




                           Form N-1A







                      PART A:  PROSPECTUS
                 NICHOLAS LIMITED EDITION, INC.
                           PROSPECTUS



               700 North Water Street, Suite 1010
                   Milwaukee, Wisconsin 53202
                          414-272-6133
                          800-227-5987



      Nicholas Limited Edition, Inc. (the "Fund") is an open-end management investment company having as its investment objective long-term growth in which income is a secondary consideration. To achieve its objective, the Fund will invest in a diversified list of common stocks having growth potential.

      This  offering is limited in scope and amount.  See  "SHARE
LIMITATION."



                 NO-LOAD FUND - NO SALES CHARGE


                       Investment Adviser
                    NICHOLAS COMPANY, INC.


              Minimum Initial Investment - $2,000




     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
       BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS
      THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
         OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                CONTRARY IS A CRIMINAL OFFENSE.





      This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in the form of a Statement of Additional Information, dated April 30, 1998. Upon request to the Fund at the address and telephone number set forth above, the Fund will provide copies of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.






                         April 30, 1998

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE  REFERENCE.

                       TABLE OF CONTENTS

                                                             Page
                                                            ------


INTRODUCTION..............................................   1
DISCLOSURE OF FUND FEES AND EXPENSES...,,,,,,,,,,,,,......   1
FINANCIAL HIGHLIGHTS......................................   2
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...............   3
PERFORMANCE DATA..........................................   6
SHARE LIMITATION..........................................   6
INVESTMENT OBJECTIVES AND POLICIES........................   6
INVESTMENT RESTRICTIONS...................................   8
INVESTMENT ADVISER........................................   9
PURCHASE OF CAPITAL STOCK.................................   10
REDEMPTION OF CAPITAL STOCK...............................   12
EXCHANGE BETWEEN FUNDS....................................   14
TRANSFER OF CAPITAL STOCK.................................   15
DETERMINATION OF NET ASSET VALUE..........................   15
DIVIDENDS AND FEDERAL TAX STATUS..........................   15
DIVIDEND REINVESTMENT PLAN................................   16
SYSTEMATIC WITHDRAWAL PLAN................................   16
INDIVIDUAL RETIREMENT ACCOUNTS............................   16
MASTER RETIREMENT PLAN....................................   17
CAPITAL STRUCTURE.........................................   17
ANNUAL MEETING............................................   17
SHAREHOLDER REPORTS.......................................   17
CUSTODIAN AND TRANSFER AGENT..............................   18
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL.................   18


      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated April 30, 1998 and, if given or made, such information or representations may not be relied upon as having been authorized by Nicholas Limited Edition, Inc.

      This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas Limited Edition, Inc. since the date hereof.

                         INTRODUCTION

     Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. As an open-end investment company, it obtains its assets by continuously selling shares of its Common Stock, $.01 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

      The primary investment objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The Fund intends to invest primarily in common stocks. The Fund may invest in common stocks of companies which are not actively traded or which are smaller, out of favor or have limited operating history upon which to base an evaluation of future performance, and thus may carry greater risk than investments in the common stocks of larger, more established companies. The Fund also may invest in debt securities which carry a high degree of risk. Consequently, the Fund is not intended to be a complete investment program.


                     FUND FEES AND EXPENSES

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases.................     None
  Maximum Sales Load Imposed on Reinvested Dividends......     None
  Maximum Deferred Sales Load.............................     None
  Redemption Fees(1)......................................     None
  Exchange Fee(2).........................................     None

Annual Fund Operating Expenses(3) (as a percentage of average net assets)
  Management Fees........................................   0.75%
  12b-1 Fees.............................................    None
  Other Expenses.........................................   0.11%
  Total Fund Operating Expenses..........................   0.86%
__________
(1) A fee of up to $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1997.

                            Example

                                     1 Year  3 Years  5 Years   10 Years
                                     ------  -------  -------   --------
A shareholder would pay the
following expenses on a $1,000
investment, assuming: (1) 5%
annual return and (2) redemption
at the end of each time period.......  $9      $27     $48       $106

 This Example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     The purpose of the table is to assist the prospective investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. For a description of "Management Fees" and "Other Expenses," see "Investment Adviser."


                      FINANCIAL HIGHLIGHTS
         (For a share outstanding throughout each year)

     The following Financial Highlights of the Fund for the ten years ended December 31, 1997, have been audited by Arthur
Andersen LLP, independent public accountants, whose report thereon is included in the Fund's Annual Report for the fiscal year ended December 31, 1997. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report, which are incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.


                                                                        Year ended December 31,
                                            ---------------------------------------------------------------------------------
                                             1997    1996    1995     1994     1993     1992     1991     1990    1989     1988
                                             ----    ----     ----     ----     ----     ----    ----     ----    ----     ----
NET ASSET VALUE, BEGINNING OF YEAR.......   $20.74  $19.22  $17.09   $18.68   $18.77   $16.86   $12.03   $12.49  $11.29  $ 9.15
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..................      .00**   .01     .08      .10      .09      .08      .12      .12     .15     .10
  Net gains or (losses) on securities
     (realized and unrealized)...........     6.82    4.14    5.07     (.68)    1.59     2.74     5.07     (.34)   1.82    2.39
                                             -----   -----   -----    -----    -----    -----    -----     -----   -----   ----
     Total from investment operations....     6.82    4.15    5.15     (.58)    1.68     2.82     5.19     (.22)   1.97    2.49
                                             -----   -----   -----    -----    -----    -----    -----     -----   -----   ----


  LESS DISTRIBUTIONS:
  Dividends (from net investment income).    (.00)**  (.01)    (.08)    (.10)    (.09)    (.08)    (.12)   (.12)  (.15)    (.10)
  Distributions (from capital gains).....    (2.49)  (2.62)   (2.94)    (.91)   (1.57)    (.83)    (.24)   (.12)  (.62)    (.25)
  Distributions (in excess of book
     realized gains).....................       --      --      --       --     (.11)***   --       --       --      --      --
                                             -----   -----   -----    -----    -----    -----    -----     -----   -----   ----

     Total distributions.................    (2.49)  (2.63)  (3.02)   (1.01)   (1.77)    (.91)    (.36)    (.24)   (.77)   (.35)
                                             -----    -----   -----    -----    -----    -----    -----     -----   -----   ----

NET ASSET VALUE, END OF YEAR.............   $25.07  $20.74  $19.22   $17.09   $18.68   $18.77   $16.86   $12.03  $12.49  $11.29
                                             -----   -----   -----    -----    -----    -----    -----     -----   -----   ----
                                             -----   -----   -----    -----    -----    -----    -----     -----   -----   ----

TOTAL RETURN.............................    33.02%  21.81%  30.18%   (3.04%)   9.03%   16.78%   43.22%   (1.73%) 17.36%  27.26%


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions).......   $328.0 $232.8   $169.6   $142.6   $180.8   $190.2    $175.3     $70.9   $57.3   $33.0
Ratio of expenses to average net assets..     .86%   .86%     .90%     .90%     .88%     .92%      .94%     1.07%   1.12%   1.32%
Ratio of net investment income
  to average net assets..................     .01%   .06%     .38%     .52%     .42%     .45%     1.05%     1.10%   1.37%   1.03%
Portfolio turnover rate..................   37.05% 32.31%   35.77%   16.29%   24.35%   24.44%    12.62%    15.15%  30.65%  30.69%
Average commission rate paid by the
  Fund on portfolio investment
  transactions ***.......................   $0.0469$0.0478  $0.0450    --       --       --       --        --       --      --



*      The amount rounds to $0.00; the actual amount is $0.0029.

** Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution in 1993 generally represents losses on the sale of portfolio securities in the months of November and December. The losses were used to offset future gains.

*** Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning with the Fund's 1996 fiscal year end. The Fund has chosen to disclose this rate beginning in fiscal 1995.

          MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         The Fund's primary objective is long-term capital appreciation. In an effort to achieve this objective, the Adviser purchases stocks for the Fund in small and medium size companies that represent good value in relation to their growth prospects. Individual stock selection is the focal point of the
Adviser's equity philosophy. The Adviser's efforts are directed toward purchasing stocks that represent good value based upon the criteria outlined below. It is also the Adviser's strong conviction that superior long-term results are achieved through
the   minimization  of  capital  losses  during  adverse   periods   in   the
general market. The Adviser primarily seeks stocks where the price/earnings ratio is low in relation to earnings growth or where the price is reasonable in relation to book value. Above average secular earnings growth and strong current earnings momentum are important factors.



       At December 31, 1997, the Fund's portfolio consisted of equity holdings in 57 companies, representing 89.07% of the Fund's total net assets, convertible bond holdings in four companies, representing 4.07% of the Fund's total net assets, and short-term investments representing 7.40% of the Fund's total net assets. The Fund's performance in 1997 was driven primarily by individual holdings in health care companies, financial-related companies, business service companies and specialty retailers. For example, in 1997, the market values of health care products stock Sofamor/Danek Group, Inc. increased 113.3%, health care services stock Harborside Healthcare Corporation increased 0.3%, bank-related stock Marshall & Ilsley Corporation increased 79.4%, business services stock Checkfree Holdings Corporation increased 57.7%, and retailer stock Kohl's Corporation increased 73.6%. These five issues accounted for 10.2% of the Fund's total net assets at December 31, 1997. During 1997, the Fund liquidated two long-term, well-performing holdings: Vivra Incorporated, a dialysis service provider, which was purchased for cash by Gambro AB of Sweden, and Keane, Inc., an information technology service provider, which the Fund sold due to the Adviser's belief that the stock became extremely over-valued. The relative lack of
technology    stocks   and   speculative-type   issues    in    the    Fund's
portfolio in 1997 also limited the Fund's downside during 1997's overall market slide in these areas.

       In terms of overall portfolio mix, the Fund continues to have significant positions in health care service companies (19.14% of the Fund's total net assets at December 31, 1997); business service companies (12.07%); health care product
companies   (11.72%);   banks   and  finance  (7.42%);   and   transportation
companies (7.40%). During 1997, the Fund decreased its relative percentage holdings in business service companies (from 17.8% at
December 31, 1996 to 12.07% at December 31, 1997), and media, communications and entertainment companies (from 9.1% at December 31, 1996 to 7.2% at December 31, 1997), and increased its relative percentage holdings in insurance-related companies (from 5.9% at December 31, 1996 to 7.13% at December 31, 1997).

        In 1998, the Adviser intends to remain cautious, as valuation levels remain high by historical standards. The Adviser believes the Fund's focus on smaller domestic companies should help insulate the Fund from the current Asian market business-related concerns. However, the Adviser believes that the types of returns generated in the last three to five years in many of the equity funds have been unusually high, and may not be sustainable in the future.

       Set  forth  below  is  a  comparison  of  the  initial  account  value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year, to the same investment over the same periods in the Standard & Poor's 500 Composite Stock Price Index and the Russell 2000 Index.


                         [Plot Points]
             Nicholas Limited  Edi Russell 2000  Standard & Poor'
             tion, Inc.            Index         s 500r

December 31, 1987       $10,000.00    $10,000.00      $10,000.00

December 31, 1988       $12,726.00     12,489.00       11,650.00

December 31, 1989        14,935.80     14,517.21       15,311.60

December 31, 1990        14,678.00     11,684.91       14,823.16

December 31, 1991        21,022.20     17,065.80       19,351.63

December 31, 1992        24,550.50     20,207.62       20,837.83

December 31, 1993        26,766.20     24,028.88       22,921.62

December 31, 1994        25,951.70     23,591.35       23,226.48

December 31, 1995        33,783.00     30,300.99       31,957.31

December 31, 1996        41,150.00     35,297.63       39,294.70

December 31, 1997        54,738.30     43,190.17       52,405.84




      The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:



                     One Year        Five Years           Ten Years
                      Ended            Ended                Ended
                 December  31, 1997  December 31, 1997  December  31, 997
                 ------------------  -----------------  -----------------
Average   Annual
Total   Return         33.02%             17.39%          18.53%



      Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future performance. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.
                        PERFORMANCE DATA

     The Fund may from time to time include its "total return" or "average annual total return" in advertisements or in information furnished to present or prospective shareholders. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

      The "total return" and the "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance. For additional information regarding the calculation of these performance data, see the Statement of Additional Information.

      In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's Index Composites, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies, Inc. and Value Line, Inc.

                        SHARE LIMITATION

      The Fund is restricted in size to a maximum of 20 million shares of Common Stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million are reserved for reinvestment of capital gain and dividend distributions. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments from time to time as may be determined by the officers of the Fund. However, redemptions of shares will continue to be accepted. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

      The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.

               INVESTMENT OBJECTIVES AND POLICIES

      The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

      The primary investment objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. There are market risks inherent in any investment and there can be no assurance the objective of the Fund will be realized, nor can there be any assurance against possible loss in the value of the Fund's portfolio.

      It is the policy of the Fund to invest in securities which are believed by the Adviser to offer possibilities for increase in value. For the most part, these will be common stocks of companies which the officers of the Fund consider to have favorable long-term prospects. Since the major portion of the Fund's portfolio consists of common stocks, its net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. Securities are not purchased with a view to rapid turnover or to obtain short-term trading profits, which are defined as profits on assets held less than twelve months.

      The Fund's investment philosophy is long-term growth, which is based on the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. While small and medium size companies often have a limited market for their securities, limited financial resources and are usually more affected by changes in the economy in general, they also may have the potential for more rapid, and greater, long-term growth because of newer and more innovative products. Securities of unseasoned companies where the risks are considerably greater than with securities of more established companies also may be acquired from time to time by the Fund when the Adviser believes such investments offer possibilities of capital appreciation. However, the Fund is limited to 5% in the percentage of total Fund net assets which may be invested in the securities of unseasoned companies (i.e., companies which have a record of less than three years' continuous operation.)

      Debt securities and preferred stock that are convertible into or carry rights to acquire common stock, other debt securities, such as those selling at substantial discounts, and warrants listed on the New York or American Stock Exchange may be acquired from time to time when the Adviser believes such investments offer the possibility of long-term appreciation in value. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed income securities, some of which may have speculative characteristics or may even be in default. An investment in debt securities which are in default carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or cancelled, causing the loss of the entire amount of the investment. Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale markets. Factors adversely impacting the market value of high yielding, high risk securities will adversely impact the Fund's net asset value.

     It is anticipated the major portion of the portfolio will at all times be invested in common stocks. However, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in any type of security. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund also may invest in variable rate demand notes. The Fund reserves freedom to temporarily invest its assets in investment grade fixed income securities (or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase) as a defensive measure, when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four categories by any of the nationally recognized statistical rating organizations, as defined in Section 270.2a-7 of the Code of Federal Regulations, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The fixed income securities described in the fourth category of these rating services possess speculative characteristics.

      The Fund has reserved the right to invest in repurchase agreements as a temporary defensive measure. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. While the obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government, thereby creating the risk that the seller may fail to repurchase the security. Furthermore, in the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

      The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. The Fund generally will not invest more than 25% of its total assets in securities eligible for resale under Rule 144A. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio. The Fund's limit on its aggregate holdings of all illiquid assets is 15% of its total assets. The Fund also is limited in its investments in Section 4(2) and Rule 144A debt securities by the investment restrictions set forth in 1(c) under "Investment Restrictions," below.

      The Fund may invest generally up to 10% of its total assets in securities of other investment companies. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


                    INVESTMENT RESTRICTIONS

      The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

1.   The   Fund   will   not  purchase  securities   on   margin,
     participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

          (a) the purchase of a portion of an issue of publicly distributed debt securities;

          (b) investment in repurchase agreements in an amount not to exceed 20% of the Fund's total net assets, taken at market; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

          (c) the purchase of a portion of bonds, debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of the Fund's total net assets, taken at market.

     The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Fund's total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total net assets be invested in the real estate industry in the aggregate.

3. The Fund may not issue senior securities in violation of the Investment Company Act of 1940, as amended. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

4.   The Fund will not pledge any of its assets.

5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

6. Not more than 5% of the Fund's total net assets, taken at market value, will be invested in the securities of any one issuer (excluding United States Government securities).

7. Not more than 25% of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

8. The Fund will not acquire or retain any security issued by a company, if an officer or director of such company is an officer or director of the Fund, or is an officer, director, shareholder or other interested person of the Adviser.

All percentage limitations apply on the date of investment by the Fund.

      In addition to the foregoing restrictions, the Fund has adopted other restrictions to comply with the securities laws of various states. These restrictions may be changed by the Board of Directors of the Fund without shareholder approval.


                       INVESTMENT ADVISER

      Under an investment advisory agreement dated January 26, 1987, Nicholas Company, Inc. (the "Adviser"), 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. Nicholas Company, Inc. is the investment adviser to five other mutual funds, which, like the Fund, are sold without sales charge, and to approximately 25 institutions and individuals with substantial investment portfolios. The other funds for which Nicholas Company, Inc. acts as investment adviser are Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of March 31, 1998, the Adviser had approximately $8.5 billion in assets under management.

      The annual fee is paid monthly to the Adviser and is based on the average net asset value of the Fund as determined by the valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (0.75 of 1%) of the average net asset value of the Fund. The annual fee is higher than that paid by many other investment companies.

     Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays all of its operating expenses. Included as "operating expenses" are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, legal fees and expenses, printing, fees and expenses of any custodian or trustee having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

      The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses, exceed the lowest, i.e., most restrictive, percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser shall reimburse the Fund at the end of any fiscal year in which the aggregate annual operating expenses exceed such restrictive percentage.

      Albert 0. Nicholas is President and a Director of both the Fund and the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

      Mr.  David O. Nicholas is a Senior Vice President  and  the
Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Senior Vice President and a Director of the Adviser, and has been employed by the Adviser since December 1985. He also is a Chartered Financial Analyst. He has been Portfolio Manager for, and primarily responsible for the day-to-day management of, the portfolios of the Fund and Nicholas II, Inc. since March 1993, and has been Co-Portfolio Manager of Nicholas Fund, Inc. since November 1996. Mr. Albert O. Nicholas was Portfolio Manager of the Fund from the date of the Fund's inception until March 1993.


                   PURCHASE OF CAPITAL STOCK

      Applications for the purchase of shares are made to Nicholas Limited Edition, Inc., c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. The Fund has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

      The price per share will be the net asset value next computed after the time the application is received in proper order and accepted by the Fund or by an authorized agent of the Fund. The determination of the net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the New York Stock Exchange ("Exchange") on that day (usually 4:00 p.m. New York time). Accordingly, purchase orders received on a day the Exchange is open for trading prior to the close of trading on that day will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

     The Fund does not consider the U. S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at Firstar Trust Company's Post Office Box of purchase applications or redemption requests, does not constitute receipt by Firstar Trust Company or the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR TRUST COMPANY, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

      All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment. Payment should be made by check or money order drawn on a U.S. bank, savings and loan or credit union. The custodian will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

      The Fund has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the limited size of the Fund and the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund would give 30 days advance written notice to the accounts below such minimums.



      Purchase of shares will be made in full and fractional shares computed to three decimal places. If a wire purchase is to be an initial purchase, please call Firstar Trust Company (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:       Firstar Bank Milwaukee, N.A.
                    ABA 075000022

     Credit:        Firstar Trust Company
                    777 East Wisconsin Avenue
                    Milwaukee, Wisconsin  53202
                    Account 112-952-137

     Further Credit:  Nicholas Limited Edition, Inc.
                      (shareholder account number)
                      (shareholder registration)

     Please call Firstar Trust Company at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation
number and to ensure prompt and accurate handling of funds.   The
Fund  and  its  transfer  agent  are  not  responsible  for   the
consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


     Shares of Common Stock of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of Common Stock of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-type services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. A Processing Intermediary may be required to register as a broker or dealer under certain state laws. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees for the services they provide to their customers. Such charges may vary among broker-dealers, but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of Common Stock of the Fund may be made without a sales or redemption charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process purchase orders or redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchase or redeemed. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by signed written request to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. When certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases and redemptions of Fund shares.

                  REDEMPTION OF CAPITAL STOCK

     A shareholder may require the Fund at any time during normal business hours to redeem his/her shares in whole or in part. If in writing, redemption requests must be signed by each shareholder, in the exact manner as the Fund account is registered, and must state the amount of the redemption and identify the shareholder account number. When shares are represented by certificates, redemption is accomplished by delivering to the Fund, c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution" as defined in Section 240.17Ad-15 of the Code of Federal Regulations. An "eligible guarantor institution" includes a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

     If certificates have not been issued, redemption can be accomplished by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o
Firstar Trust Company. Facsimile transmission of redemption requests is not acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Gift to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign. Written confirmations are issued for all redemptions of Fund shares.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or be accompanied by the trust agreement and signed by the trustee(s).

     If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call Firstar Trust Company, (414-276-0535 or 800-544-6547), prior to submitting the written redemption request. A written redemption request will not become effective until all documents have been received in proper form by Firstar Trust Company. See "Purchase of Capital Stock" for a description of certain arrangements the Fund may enter into with Processing Intermediaries to process redemption requests on an expedited basis.

     Shareholders who have an individual retirement account ("IRA") or other retirement plan must indicate on their written redemption requests whether or not to withhold Federal income tax. Redemption requests not indicating an election not to have Federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     All redemptions will be processed immediately upon receipt. The redemption price is the net asset value next computed after the time of receipt by Firstar Trust Company (or by an authorized agent of the Fund) of the certificate(s) or written request in the proper form set forth above, or pursuant to proper telephone instructions (see below). Shares tendered for redemption on a day the New York Stock Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption and may be more or less than the cost of shares redeemed. The Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds which are to be wired normally will be wired on the next business day after a net asset value is determined. Firstar Trust Company charges a wire redemption fee of up to $12.00. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services or receipt at Firstar Trust Company's Post Office Box of redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Do not mail letters by overnight courier to the Post Office Box address. CORRESPONDENCE MAILED BY OVERNIGHT COURIER SHOULD BE SENT TO FIRSTAR TRUST COMPANY, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

      Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Trust Company acts as custodian. Telephone redemptions can only be made by calling Firstar Trust Company at 414-276-0535 or 800-544-6547. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the Fund and its transfer agent employ reasonable procedures to confirm that such instructions are genuine. In addition to the account registration, you will be required to provide either the account number or social security number. Telephone calls will be recorded. Telephone redemption requests must be received prior to the closing of the New York Stock Exchange (usually 4:00 p.m., New York time) to receive that day's net asset value. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar Trust Company by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.



     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar Trust Company will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     The shareholder may instruct Firstar Trust Company to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar Trust Company charges a wire redemption fee of up to $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

SIGNATURE GUARANTEES

     A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:
(i) if you change the ownership on your account; (ii) upon redemption of shares when certificates have been issued for your account; (iii) when you want the redemption proceeds sent to a different address than is registered on the account; (iv) for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s);
(v) any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; or (vi) if a change of address request has been received by the Fund or Firstar Trust Company within 15 days of a redemption request. In addition, signature guarantees are required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

                     EXCHANGE BETWEEN FUNDS

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined net asset value. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e. reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc. Such an exchange constitutes a sale for Federal income tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the net asset value at the time is more or less than the shareholder's cost. An exchange between the Funds involving master retirement (Keogh) or IRA accounts generally will not constitute a taxable transaction for Federal income tax purposes.

     The exchange privilege may be terminated or modified only upon 60 days advance notice to shareholders. Shareholders are reminded, however, that the Fund is restricted in size to ten million shares available for purchase, and thus the exchange privilege into the Fund may be terminated or modified at a time when that maximum is reached.

     Shares of the Fund may be exchanged for shares of other investment companies for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Nicholas Fund, Inc. has an investment objective of capital appreciation in which income is a secondary consideration. Nicholas Income Fund, Inc.'s investment objective is to seek high current income consistent with the preservation and conservation of capital value. Nicholas II, Inc. has as its investment objective long-term growth in which income is a secondary consideration. Nicholas Money Market Fund, Inc. has an investment objective of achieving as high a level of current income as is consistent with preserving capital and providing liquidity. Nicholas Equity Income Fund, Inc. has an investment objective of reasonable income, with moderate long-term growth as a secondary consideration.

    Exchange of shares can be accomplished in the following ways:

    Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Capital Stock."

    Exchange   by   Telephone.   Shareholders  may  exchange   by
    telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar Trust Company at 4l4-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.

                   TRANSFER OF CAPITAL STOCK

     Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions to transfer capital stock can be obtained by writing or calling Firstar Trust Company (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


                DETERMINATION OF NET ASSET VALUE

     The net asset value of a share is determined by dividing the total value of the net assets of the Fund by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day the Exchange is open for unrestricted trading.

     Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Long term debt securities will be valued at the current evaluated price. Securities for which there are no readily available market quotations and other assets and liabilities of the Fund will be valued at their current fair value using methods determined in good faith by the Board of Directors.


                DIVIDENDS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gains (after utilization of any available capital loss carryovers).

     For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months. The 28% maximum rate would still apply for securities held between twelve months and 18 months. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions will be made annually in December. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

     Since at the time of purchase of shares the Fund may have undistributed income or capital gains included in the computation of the net asset value per share, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

     Under federal law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gain distributions (if any) and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; and (ii) who have failed to declare or underreported certain income on their Federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he is not subject to backup withholding.

     The foregoing tax discussion relates to Federal income taxes only and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the application of federal, state and local taxes to an investment in the Fund.


                   DIVIDEND REINVESTMENT PLAN

    Unless a shareholder elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. An election to accept cash may be made on the application to purchase shares or by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment period.

     Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days' written notice to participants.


                   SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan and receive monthly or quarterly checks for any designated amount. Firstar Trust Company reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar Trust Company upon written notice mailed to the shareholders. Please contact the Nicholas Company for copies of the Plan documents.


                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     As long as the aggregate IRA contributions meet the Fund's minimum requirements of $2,000, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund are consistent with your own retirement objectives. Premature withdrawals from an IRA may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.


                     MASTER RETIREMENT PLAN

     The Fund has available a master retirement plan (formerly called a Keogh Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the Plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.


                       CAPITAL STRUCTURE

     The Fund is authorized to issue twenty million (20,000,000) shares of Common Stock, $.01 par value per share. Of these, the Board of Directors of the Fund has determined that a maximum of ten million shares (net of redemptions) are available for purchase  by  investors and ten million shares are  reserved  for reinvestment of capital gain and dividend distributions. See "Share Limitation" for a description of the restrictions applicable to purchase of shares of the Fund by investors.

     Each full share has one vote and all shares participate equally in dividends, other distributions by the Fund, and the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and transferable. Fractional shares entitle the holder to the same rights as whole shares.


                         ANNUAL MEETING

      Under the laws of the state of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940, as amended. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.

    In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.


                      SHAREHOLDER REPORTS

     Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants will be sent to shareholders. Inquiries concerning the Fund may be made by telephone at 414-272-6133 or 800-227-5987, or by writing to Nicholas Limited Edition Inc., 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202. A copy of the Fund's most recent Annual Report (which may be obtained without charge) may be obtained by calling or writing the Fund.


                  CUSTODIAN AND TRANSFER AGENT

     Firstar Trust Company, 615 East Michigan Street,  Milwaukee,
Wisconsin   53202, acts as Custodian and Transfer Agent  for  the
Fund.


           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

     Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.

                           PROSPECTUS




                 NICHOLAS LIMITED EDITION, INC.




                       Investment Adviser
                     NICHOLAS COMPANY, INC.
                      Milwaukee, Wisconsin
                  414-272-6133 or 800-227-5987


                  Custodian and Transfer Agent
                     FIRSTAR TRUST COMPANY
                      Milwaukee, Wisconsin
                  414-276-0535 or 800-544-6547


                 Independent Public Accountants
                      ARTHUR ANDERSEN LLP
                      Milwaukee, Wisconsin


                            Counsel
                  MICHAEL BEST & FRIEDRICH LLP
                      Milwaukee, Wisconsin










                 NICHOLAS LIMITED EDITION, INC.


                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202








                         April 30, 1998

                 NICHOLAS LIMITED EDITION, INC.




                           Form N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION
                 NICHOLAS LIMITED EDITION, INC.




              STATEMENT OF ADDITIONAL INFORMATION




               700 North Water Street, Suite 1010
                  Milwaukee, Wisconsin  53202
                          414-272-6133
                          800-227-5987




      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Nicholas Limited Edition, Inc. (the "Fund"), dated April 30, 1998, and the Fund's Annual Report for the fiscal year ended December 31, 1997, which is incorporated herein by reference, as they may be revised from time to time. To obtain a copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address and telephone number set forth above.




                 NO LOAD FUND - NO SALES CHARGE



                       Investment Adviser



                     NICHOLAS COMPANY, INC.





                        April  30, 1998

                       TABLE OF CONTENTS


                                                             Page

INTRODUCTION.........................................           1

SHARE LIMITATION.....................................           1

INVESTMENT OBJECTIVES AND POLICIES...................           1

INVESTMENT RESTRICTIONS..............................           3

INVESTMENT ADVISER...................................           5

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS
  AND PORTFOLIO MANAGER OF THE FUND..................           7

PRINCIPAL SHAREHOLDERS...............................          10

PURCHASE OF CAPITAL STOCK............................          10

REDEMPTION OF CAPITAL STOCK..........................          12

EXCHANGE BETWEEN FUNDS...............................          14

TRANSFER OF CAPITAL STOCK............................          15

DETERMINATION OF NET ASSET VALUE.....................          15

INCOME, DIVIDENDS AND FEDERAL TAX STATUS.............          16

DIVIDEND REINVESTMENT PLAN...........................          17

INDIVIDUAL RETIREMENT ACCOUNTS.......................          17

MASTER RETIREMENT PLAN...............................          18

BROKERAGE............................................          18

PERFORMANCE DATA.....................................          20

CAPITAL STRUCTURE....................................          21

STOCK CERTIFICATES...................................          21

SHAREHOLDER REPORTS..................................          21

ANNUAL MEETING.......................................          21

COMMUNICATIONS BETWEEN SHAREHOLDERS..................          21

CUSTODIAN AND TRANSFER AGENT.........................          22

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL............          22

FINANCIAL INFORMATION................................          22

                          INTRODUCTION

     Nicholas Limited Edition, Inc. (the "Fund") was incorporated under the laws of Maryland on January 26, 1987. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. As an open-end investment company, it obtains its assets by continuously selling shares of its Common Stock, $.01 par value per share, to the public. Proceeds from such sales are invested by the Fund in securities of other companies. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund provides each individual investor with diversification by investing in the securities of many different companies in a variety of industries and furnishes experienced management to select and watch over its investments. As an open-end investment company, the Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following receipt of the redemption request. The investment adviser to the Fund is Nicholas Company, Inc. (the "Adviser").

      The primary investment objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The Fund intends to invest primarily in common stocks. The Fund may invest in common stocks of companies which are not actively traded or the companies are smaller, out of favor or have limited operating history upon which to base an evaluation of future performance, and thus may carry greater risk than investments in the common stocks of larger, more established companies. The Fund may also invest in debt securities which carry a high degree of risk. Consequently, the Fund is not intended to be a complete investment program.


                        SHARE LIMITATION

      The Fund will be restricted in size to a maximum of 20 million shares of Common Stock outstanding. A maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments from time to time as may be determined by the officers of the Fund. However, redemptions of shares will continue to be accepted. Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

      The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.


               INVESTMENT OBJECTIVES AND POLICIES

      The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

      The primary investment objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. There are market risks inherent in any investment and there can be no assurance the objective of the Fund will be realized, nor can there be any assurance against possible loss in the value of the Fund's portfolio.

 .95   It is the policy of the Fund to invest in securities  which are  believed by the Adviser to offer possibilities for  increase
in  value.   For  the most part, these will be common  stocks  of
companies which the officers of the Fund consider to have favorable long-term prospects. Since the major portion of the Fund's portfolio consists of common stocks, its net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. Securities are not purchased with a view to rapid turnover or to obtain short-term profits, which are defined as profits on assets held less than twelve months.

      The Fund's investment philosophy is long-term growth, which is based on the assumption that if a company achieves superior growth in sales and earnings, eventually the company's stock will achieve superior performance. While small and medium size companies often have a limited market for their securities, limited financial resources and are usually more affected by changes in the economy in general, they also may have the potential for more rapid, and greater, long-term growth because of newer and more innovative products. The Fund is limited in the percentage of total Fund assets which may be invested in securities for which market quotations are not readily available.

      Securities of unseasoned companies where the risks are considerably greater than with securities of more established companies also may be acquired from time to time by the Fund where the Adviser believes such investments offer possibilities of capital appreciation. Some of these risks may be lack of large daily trading volume, lack of financial resources adequate to withstand a sustained downturn in the economy or the company's own financial prospects, dependence upon single suppliers or customers, dependence upon key personnel, lack of earnings history upon which to predict future performance and a general lack of other historical data with which to evaluate expected response to recurring market contingencies. However, the Fund is limited in the percentage of total fund assets which may be invested in the securities of unseasoned companies (i.e.,
companies  which  have  a  record  of  less  than  three   years'
continuous operation).

      Debt securities and preferred stock that are convertible into or carry rights to acquire common stock, other debt securities (such as those selling at substantial discounts) and warrants listed on the New York or American Stock Exchanges may be acquired from time to time when the Adviser thinks such investments offer the possibility of appreciation in value. The Fund usually will not invest more than 5% of its total assets (at the time of purchase) in non-investment grade fixed-income securities, some of which may have speculative characteristics or may even be in default. An investment in debt securities which are in default carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended or eliminated and may have the further consequence that principal payments may likewise be reduced, deferred, suspended or cancelled, causing the loss of the entire amount of the investment. Non-investment grade securities tend to reflect individual corporate developments to a greater extent, tend to be more sensitive to economic conditions and tend to have a weaker capacity to pay interest and repay principal than higher rated securities. Because the market for lower rated securities may be thinner and less active than for higher rated securities, there may be market price volatility for these securities and limited liquidity in the resale markets. Factors adversely impacting the market value of high yielding, high risk securities will adversely impact the Fund's net asset value.

     It is anticipated the major portion of the portfolio will at all times be invested in common stocks. However, there is no minimum or maximum percentage of the Fund's assets which is required to be invested in any type of security. Cash and cash equivalent securities will be retained by the Fund in an amount sufficient to provide moderate liquid reserves so that the Fund has sufficient cash to meet shareholder redemption requests and other operating expenses. The Fund also may invest in variable rate demand notes. The Fund reserves freedom to temporarily invest its assets in investment grade fixed income securities (or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase) as a defensive measure, when conditions are deemed to warrant such action. "Investment grade fixed income securities" refers to fixed income securities ranked in one of the top four categories by any of the nationally recognized statistical rating organizations, as defined in Section 270.2a-7 of the Code of Federal Regulations, or unrated but deemed by the Adviser to be comparable in quality to instruments so rated on the date of purchase. The fixed income securities described in the fourth category of these rating services possess speculative characteristics.

      Securities are not purchased with the intent of rapid turnover or to obtain short-term trading profits. Short-term trading profits are defined as profits on assets held less than twelve months. The term "portfolio turnover rate" refers to the percentage determined by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities during the year by the average of the value of the portfolio securities owned by the Fund during the year. "Portfolio turnover rate" excludes investments in U.S. Government obligations and all other securities with less than one year to maturity at the time of purchase. The portfolio turnover rate for the Fund for the years ended December 31, 1995, 1996 and 1997 were 35.77%, 32.31% and 37.05%, respectively.

      The Fund has reserved the right to invest in repurchase agreements ("REPOs") as a temporary defensive measure. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price. The prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. While the obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government, thereby creating the risk that the seller may fail to repurchase the security.

      Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral. The Fund also would retain ownership of the securities in the event of a default under a repurchase agreement that is construed not to be a collateralized loan. In such event, the Fund also would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. The Fund generally will not invest more than 25% of its total assets in securities eligible for resale under Rule 144A. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio. The Fund's limit on its aggregate holdings of all illiquid assets is 15% of its total assets. The Fund also is limited in its nvestments in Section 4(2) and Rule 144A debt securities by the investment restrictions set forth in 1(c) under "Investment Restrictions," below. The Fund may invest generally up to 10% of its total assets in securities of other investment companies. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.


                    INVESTMENT RESTRICTIONS

      The Fund has adopted the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares, or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy:

          1. The Fund will not purchase securities on margin, participate in a joint trading account, sell securities short, or act as an underwriter or distributor of securities other than its own capital stock. The Fund will not lend money, except for:

                    (a) the purchase of a portion of an issue of publicly distributed debt securities;

                     (b)  investment in repurchase agreements  in
               an amount not to exceed 20% of the total net assets, taken at market, of the Fund; provided, however, that repurchase agreements maturing in more than seven days will not constitute more than 5% of the value of total net assets, taken at market; and

                     (c)   the  purchase of a portion  of  bonds,
               debentures or other debt securities of types commonly distributed privately to financial institutions, in an amount not to exceed 5% of the value of total net assets, taken at market, of the Fund.

                The total investment of the Fund in repurchase agreements maturing in more than seven days, when combined with the type of investment set forth in 1(c) above, will not exceed 5% of the value of the Fund's total net assets, taken at market.

          2. The Fund will not purchase or sell real estate or interests in real estate, commodities or commodity futures. The Fund may invest in the securities of real estate investment trusts and other real estate-based securities listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotations System, but not more than 10% in value of the Fund's total net assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total net assets be invested in the real estate industry in the aggregate.

          3.    The  Fund  may  not  issue senior  securities  in
          violation  of the Investment Company Act  of  1940,  as
          amended. The Fund may make borrowings but only for temporary or emergency purposes and then only in amounts not in excess of 5% of the lower of cost or market value of the Fund's total net assets.

          4.   The Fund will not pledge any of its assets.

          5. Investments will not be made for the purpose of exercising control or management of any company. The Fund will not purchase securities of any issuer if, as a result of such purchase, the Fund would hold more than 10% of the voting securities of such issuer.

          6. Not more than 5% of the total net assets of the Fund, taken at market value, will be invested in the securities of any one issuer (not including United
          States Government securities).

          7. Not more than 25% of the value of the Fund's total net assets will be concentrated in companies of any one industry or group of related industries.

          8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund, or an officer, director, shareholder or other interested person of the Adviser.

      In addition to the foregoing restrictions, the Fund has adopted the following restrictions which may be changed by the Board of Directors of the Fund without shareholder approval. Any such change would be made only upon advance notice to shareholders in the form of an amended Statement of Additional Information filed with the Securities and Exchange Commission.


          1. The Fund will not invest more than 15% of its total assets in equity securities which are not readily marketable and in securities of unseasoned companies, that is, companies which have a record of less than three years' continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          2. The Fund will not invest in interests in oil, gas or other mineral exploration programs, but this shall not prohibit the Fund from investing in securities of companies engaged in oil, gas or mineral activities.

          3.     The   Fund  will  not  invest  in  puts,  calls,
          straddles, spreads or any combination thereof.


          4. The Fund will not invest in securities of other open-end management-type investment companies.

      All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.


                       INVESTMENT ADVISER

       Under an Investment Advisory Agreement dated as of January 26, 1987, Nicholas Company, Inc. (the "Adviser"), 700 North Water Street, Suite 1010, Milwaukee, Wisconsin, furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. The Adviser is the investment adviser to approximately 25 institutions and individuals with substantial investment portfolios and to the following five mutual funds which are sold without sales charge:

                                                                       NET ASSETS AS OF
            FUND                       PRIMARY INVESTMENT OBJECTIVE    DECEMBER 31, 1995
            ----                       ----------------------------    -----------------
Nicholas Fund, Inc.                    Capital Appreciation            $5,907,204,282
Nicholas II, Inc.                      Long-Term Growth                $1,177,064,447
Nicholas  Money  Market Fund, Inc.     Current  Income                 $  128,816,879
Nicholas  Equity  Income Fund, Inc.    Reasonable  Income              $   28,971,893
Nicholas Income Fund, Inc.             High Current Income             $  268,671,650



      The annual fee paid to the Adviser is paid monthly and is based on the average net asset value of the Fund as determined by valuations made at the close of each business day of the month. The annual fee is three-fourths of one percent (.75 of 1%) of the average net asset value of the Fund. The annual fee is higher than that paid by many other investment companies. At March 31, 1998, total net assets of the Fund were $389,577,554. The fee paid to the Adviser for the Fund's fiscal year ended December 31, 1997 was $2,039,866.

     Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities. The Fund pays all of its operating expenses including but not limited to the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal fees and expenses. Also included as "operating expenses" which will be paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, printing, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

      The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses exceed the lowest, i.e., most restrictive, percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. During the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid the Adviser an aggregate of $2,039,866, $1,596,133, and $1,167,360 respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

      The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days' notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting for such approval.

      Albert 0. Nicholas is President and a Director of both the Fund and the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President, Secretary and a Director of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson is Executive Vice President of the Fund and Executive Vice President of the Adviser. He is a brother-in-law of Albert 0. Nicholas. Lynn S. Nicholas and David O. Nicholas are Senior Vice Presidents of the Fund and Senior Vice Presidents of the Adviser. David O. Nicholas also is a Director of the Adviser. They are the daughter and son, respectively, of Albert O. Nicholas. Jeffrey
T. May is a Senior Vice President of the Fund and a Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is a Vice President of the Fund and an employee of the Adviser. Mary
C. Gosewehr is Treasurer of the Fund and is an employee of the Adviser. Mark J. Giese is an Vice President of the Fund and an Assistant Vice President of the Adviser. Tracy C. Eberlein is an Assistant Vice President of the Fund and an employee of the Adviser. David E. Leichtfuss, a Director of the Adviser, is a partner in the law firm of Michael Best & Friedrich LLP, Milwaukee, Wisconsin, legal counsel to both the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is a Director of the Adviser. Mr. Nicholas, a brother of Albert 0. Nicholas, is a private investor.

MANAGEMENT - DIRECTORS, EXECUTIVE OFFICERS AND PORTFOLIO  MANAGER
OF THE FUND

      The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors. The following table sets forth the pertinent information about the Fund's officers and directors as of April 28, 1998:

    NAME, ADDRESS AND PRINCIPAL                    POSITIONS HELD
            OCCUPATION                  AGE            WITH FUND
            DURING PAST FIVE YEARS
    ______________________________      ___        ______________
*Albert O. Nicholas                       67       President
 President   and  a  Director   of                 and
 Nicholas  Company, Inc.,  700  N.                   Director
 Water   Street,   Milwaukee,   WI
 53202, Adviser to the Fund, since
 1967.   Previously,  he  was   an
 investment analyst and  portfolio
 manager  for the M&I  Marshall  &
 Ilsley Bank, Milwaukee, WI (1959-
 1967).    He   is   a   Chartered
 Financial Analyst.  He  has  been
 Portfolio   Manager    (or    Co-
 Portfolio Manager, in the case of
 Nicholas    Fund,   Inc.    since
 November 1996) for, and primarily
 responsible  for  the  day-to-day
 management of, the portfolios  of
 Nicholas   Fund,  Inc.,  Nicholas
 Income  Fund,  Inc. and  Nicholas
 Equity  Income Fund,  Inc.  since
 the   Adviser   has   served   as
 investment   adviser   for   such
 funds.   He  also  was  Portfolio
 Manager for the Fund and Nicholas
 II,  Inc. from the date  of  each
 such fund's inception until March
 1993.
Melvin L. Schultz                         64       Director
 3636  N. 124th Street, Milwaukee,
 WI 53222, Director and Management
 Consultant,          Professional
 Management of Milwaukee, Inc.  He
 is   a   Certified   Professional
 Business  Consultant and  renders
 financial  advice to  members  of
 the     medical    and     dental
 professions.  He has been engaged
 in this profession since 1962.
*Thomas J. Saeger                         53       Executive
 Executive   Vice  President   and                 Vice
 Assistant   Secretary,   Nicholas                   President,
 Company,   Inc.,  700  N.   Water                 Secretary
 Street, Milwaukee, WI 53202,  the                          and
 Adviser to the Fund, since  1969.                 Director
 He    is   a   Certified   Public
 Accountant.
David L. Johnson                          56       Executive
 Executive     Vice     President,                 Vice
 Nicholas  Company, Inc.,  700  N.                  President
 Water Street Milwaukee, WI 53202,
 the  Adviser  to the Fund,  since
 1980.     He   is   a   Chartered
 Financial Analyst.
Lynn S. Nicholas                          41       Senior Vice
 Senior  Vice President,  Nicholas                  President
 Company,   Inc.,  700  N.   Water
 Street, Milwaukee, WI 53202,  the
 Adviser   to   the  Fund,   since
 September   1983.    She   is   a
 Chartered Financial Analyst.
David O. Nicholas                         36       Senior Vice
 Senior  Vice  President   and   a                  President
 Director   of  Nicholas  Company,
 Inc.,   700   N.  Water   Street,
 Milwaukee, WI 53202, the  Adviser
 to  the Fund, and employed by the
 Adviser since December 1985.   He
 is a Chartered Financial Analyst.
 He  has  been  Portfolio  Manager
 for,  and  primarily  responsible
 for the day-to-day management of,
 the  portfolios of the  Fund  and
 Nicholas  II,  Inc.  since  March
 1993.   He  also  has  been   Co-
 Portfolio  Manager  of   Nicholas
 Fund, Inc. since November 1996.
Jeffrey T. May                            41       Senior  Vice
 Senior    Vice   President    and                 President
 Treasurer,   Nicholas    Company,
 Inc.,  700  North  Water  Street,
 Milwaukee, WI 53202, the  Adviser
 to  the Fund, and employed by the
 Adviser  since  1987.   He  is  a
 Certified Public Accountant.
Candace L. Lesak                          40       Vice
 Employee, Nicholas Company, Inc.,                 President
 700     North    Water    Street,
 Milwaukee, WI 53202, the  Adviser
 to the Fund, since February 1983.
 She   is  a  Certified  Financial
 Planner.
Mary C. Gosewehr                          37       Treasurer
 Employee, Nicholas Company, Inc.,
 700  N.  Water Street, Milwaukee,
 WI  53202,  the  Adviser  to  the
 Fund, since April 1985.
Mark J. Giese                             27       Vice President
 Assistant     Vice     President,
 Nicholas  Company, Inc.,  700  N.
 Water   Street,   Milwaukee,   WI
 53202,  the Adviser to the  Fund,
 since  July  1994.  He  graduated
 from the University of Wisconsin-
 Madison with a Masters of Science
 degree in Finance in May of 1994.
 He    is   a   Certified   Public
 Accountant   and   a    Chartered
 Financial Analyst.

Tracy C. Eberlein                         37       Assistant
 Employee, Nicholas Company, Inc.,                 Vice
 700  N.  Water Street, Milwaukee,                   President
 WI  53202,  the  Adviser  to  the
 Fund, since January 1985.  She is
 a Certified Financial Planner.
____________________

  * Messrs. Albert O. Nicholas and Saeger are "interested persons" of the Adviser, as that term is defined in the Investment Company Act of 1940, as amended.

      Reference is made to the section "Investment Adviser" for a description of the relationships of the officers of the Fund to the Adviser and the family relationships between directors of the Adviser and officers and directors of the Fund.


      Albert   O.  Nicholas  is  also President and a Director of
Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc., Nicholas Fund, Inc., Nicholas II, Inc. and Nicholas Equity Income Fund, Inc. Melvin L. Schultz is a Director of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Thomas J. Saeger is Executive Vice President and Secretary of Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc., and Nicholas Equity Income
Fund,  Inc.   David  L. Johnson is Executive  Vice  President  of
Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Lynn S. Nicholas is Vice President of Nicholas Money Market Fund, Inc. and Senior Vice President of Nicholas Fund, Inc., Nicholas II, Inc. and Nicholas Equity Income Fund, Inc. David O. Nicholas is Senior Vice President of Nicholas Fund,
Inc., Nicholas II, Inc., Nicholas Equity Income Fund, Inc., Nicholas Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. May also is Senior Vice President and Treasurer of Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc., and Nicholas Money Market Fund, Inc. Ms. Lesak also is Vice President of Nicholas Income Fund, Inc., Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mark J. Giese also is Vice President of Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc. amd Nicholas Equity Income Fund, Inc. Tracy C. Eberlein also is Assistant Vice President of Nicholas Fund, Inc., Nicholas II, Inc. and Nicholas Equity Income Fund, Inc.

      The Investment Advisory Agreement between the Fund and Nicholas Company, Inc. states that the Fund shall pay the directors' fees of directors who are not interested persons of the Adviser. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation on the Fund's annual expenses. During the fiscal year ended December 31, 1997, a total of $1,200 was paid in fees to the Fund's non-interested directors, including reimbursed out-of-pocket travel expenses.

      The table below sets forth the aggregate compensation received from the Fund by all directors of the Fund during the year ended December 31, 1997. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.


                                                              TOTAL
                                   PENSION OR              COMPENSATION
                                   RETIREMENT   ESTIMATED   FROM FUND
                       AGGREGATE    BENEFITS     ANNUAL     AND FUND
                     COMPENSATION  ACCRUED AS   BENEFITS      FUND
 NAME AND POSITION     FROM THE    PART OF THE    UPON      COMPLEX
                        FUND(1)       FUND      RETIREMENT  PAID TO
                                    EXPENSES               DIRECTORS(1)
 _________________   ____________  ___________  __________ ____________
Albert O. Nicholas,
  Director(2)             $0           $0          $0         $0
Melvin L. Schultz,
  Director(2)           $1,200         $0          $0       $17,400
Thomas J. Saeger          $0           $0          $0         $0
  Director
------------

(1) During the fiscal year ended December 31, 1997, the Fund and other funds in its Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as its investment adviser, namely Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc, Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, 1997, the Fund compensated the disinterested directors at a rate of $300 per director per meeting attended ($500 commencing January 1, 1998). The disinterested directors did not receive any other form or amount of compensation from the Fund Complex during the fiscal year ended December 31, 1997. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement.

(2)  Mr. Albert  O.  Nicholas  also  is a  member of the Board of
     Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income
     Fund,   Inc.

          PRINCIPAL SHAREHOLDERS

      Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104-4122, beneficially owned 1,368,836.393 shares of the Fund, or 9.56%, as of March 31, 1998.
The registered shareholder for this account is Charles Schwab & Company, Inc., SPL Custody A/C for EXEL BNFT Customers.

      No other persons are known to the Fund to own beneficially or of record 5% or more of the full shares of the Fund as of March 31, 1998. All directors and executive officers of the Fund as a group (eleven in number) own approximately 4.99% of the full shares of the Fund as of March 31, 1998.


                   PURCHASE OF CAPITAL STOCK

      Applications for the purchase of shares are made to Nicholas Limited Edition, Inc., c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. Firstar Trust Company acts as Transfer Agent and Custodian for the Fund. The Fund has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

       The price per share will be the net asset value next computed after the time the application is received in proper order and accepted by the Fund or by an authorized agent of the Fund. The determination of the net asset value for a particular day is applicable to all applications for the purchase of shares received at or before the close of trading on the New York Stock Exchange (the "Exchange") on that day (usually 4:00 p.m. New York time). Accordingly, purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open.

      The Fund does not consider the U S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in mail or with such services, or receipt at Firstar Trust Company's Post Office Box of purchase applications or redemption requests does not constitute receipt by Firstar Trust Company or the Fund. Correspondence intended for overnight courier should not be sent to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR TRUST COMPANY, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

      All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check or money order drawn on a U.S. Bank, Savings & Loan or Credit Union. The custodian will charge a $20 fee against a shareholder's account for any payment check returned to the custodian for insufficient funds. It is the policy of the Fund not to accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any accounts (including custodial accounts) opened without a proper social security number or tax identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.

      The Fund has established $2,000 as the minimum initial purchase and $100 as the minimum for any subsequent purchase, except in the case of reinvestment of distributions. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the limited size of the Fund and the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $2,000 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund would give 30 days advance written notice to the accounts below such minimums. Purchase of shares will be made in full and fractional shares computed to three decimal places, unless the investor specifies full shares only.

Purchase of shares will be made in full and fractional shares computed to three decimal places. If a wire purchase is to be an initial purchase, please call Firstar Trust Company (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:       Firstar Bank Milwaukee, N.A.
                    ABA 075000022

     Credit:        Firstar Trust Company
                    777 E. Wisconsin Avenue
                    Milwaukee, Wisconsin 53202
                    Account 112-952-137

     Further Credit: Nicholas Limited Edition, Inc.
                     (shareholder account number)
                     (shareholder registration)

     Please call Firstar Trust Company at 414-276-0535 or 800-544-6547 prior to sending the wire in order to obtain a confirmation
number and to ensure prompt and accurate handling of funds.   The
Fund  and  its  transfer  agent  are  not  responsible  for   the
consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


      Shares of Common Stock of the Fund may be purchased or sold through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of Common Stock of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-type services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. A Processing Intermediary may be required to register as a broker or dealer under certain state laws. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus. Processing Intermediaries may charge fees for the services they provide to their customers. Such charges may vary among broker-dealers, but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Adviser. Investors who do not wish to receive the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase or sale of shares of Common Stock of the Fund may be made without a sales or redemption charge.

      The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders or redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order or redemption request by an authorized agent will be deemed to be receipt by the Fund for purposes of determining the net asset value of Fund shares to be purchase or redeemed. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's net asset value per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

      Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by signed written request to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. When certificates are not requested, the Fund's transfer agent, Firstar Trust Company, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases and redemptions of Fund shares.


                  REDEMPTION OF CAPITAL STOCK

     A shareholder may require the Fund at any time during normal business hours to redeem his/her shares in whole or in part. If in writing, redemption requests must be signed by each shareholder, in the exact manner as the Fund account is registered, and must state the amount of the redemption and identify the shareholder account number. When shares are represented by certificates, redemption is accomplished by delivering to the Fund, c/o Firstar Trust Company, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution" as defined in Section 240.17Ad-15 of the Code of Federal Regulations. An "eligible guarantor institution" includes a bank, a savings and loan association, a credit union or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

      If certificates have not been issued, redemption can be accomplished by delivering an original signed written request for redemption addressed to Nicholas Limited Edition, Inc., c/o
Firstar Trust Company. Facsimile transmission of redemption requests is not acceptable. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Gift to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, both owners must sign. Written confirmations are issued for all redemptions of Fund shares.

      The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the trust agreement on file or be accompanied by the trust agreement and signed by the trustee(s).

      If there is doubt as to what documents or instructions are necessary in order to redeem shares, please write or call Firstar Trust Company, (414-276-0535 or 800-544-6547), prior to submitting the written redemption request. No written redemption request will become effective until all documents have been received in proper form by Firstar Trust Company. See "Purchase of Capital Stock" for a description of certain arrangements the Fund may enter into with Processing Intermediaries to process redemption requests on an expedited basis.

      All redemptions will be processed immediately upon receipt. The redemption price is the net asset value next computed after the time of receipt by Firstar Trust Company (or by an authorized agent of the Fund) of the certificate(s) or written request in the proper form set forth above, or pursuant to proper telephone instructions (see below). Shares tendered for redemption on a day the New York Stock Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Requests for redemption of shares received after the close of trading on the Exchange will be based on the net asset value as determined as of the close of trading on the next day the Exchange is open. The redemption price will depend on the market value of the investments in the Fund's portfolio at the time of redemption and may be more or less than the cost of shares redeemed. The Fund will return redemption requests that contain restrictions as to the time or date redemptions are to be effected. The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds which are to be wired normally will be wired on the next business day after a net asset value is determined. Firstar Trust Company charges a wire redemption fee of up to $12.00. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.

      Shareholders who have an individual retirement account ("IRA"), master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold Federal income tax. Redemption requests not indicating an election not to have Federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

      Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Trust Company acts as custodian. Telephone redemptions can only be made by calling Firstar Trust Company at 800-544-6547 or 414-276-0535. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, the fund and its transfer agent employ reasonable procedures to confirm that such instructions are genuine. In addition to the account registration, you will be required to provide either the account number or social security number. Telephone calls will be recorded. Telephone redemption requests must be received prior to the closing of the New York Stock Exchange (usually 4:00 p.m., New York time) to receive that day's net asset value. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar Trust Company by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $25,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar Trust Company will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.


      The shareholder may instruct Firstar Trust Company to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds may also be wired to a pre-authorized account at a commercial bank in the United States. Firstar Trust Company charges a wire redemption fee of up to $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

      The By-Laws of the Fund authorize the Board of Directors to impose a redemption charge in such amounts not exceeding 2% of the amount redeemed, at such times and under such conditions as it may deem appropriate. The Board of Directors has not imposed a redemption charge. Advance notice will be given to shareholders before any change is made in the redemption charge.

      The right of redemption may be suspended for any period during which the New York Stock Exchange is closed other than the customary weekend and holiday closings, and may be suspended for any period during which trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or the
Commission has by order permitted such suspension, or the Commission has determined that an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing capital gain or loss equal to the difference between the redemption price and the shareholder's cost for the shares being redeemed.

SIGNATURE GUARANTEES

      A signature guarantee of each owner is required to redeem shares in the following situations, for ALL SIZE transactions:
(i) if you change the ownership on your account; (ii) upon redemption of shares when certificates have been issued for your account; (iii) when you want the redemption proceeds sent to a different address than is registered on the account; (iv) for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s);
(v) any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund; or (vi) if a change of address request has been received by the Fund or Firstar Trust Company within 15 days of a redemption request. In addition, signature guarantees are required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.


                     EXCHANGE BETWEEN FUNDS

      Shares of the Fund which have been outstanding at least 15 days may be exchanged for shares of other investment companies for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. The investment objective of Nicholas Fund, Inc. is capital appreciation in which income is a secondary consideration. The investment objective of Nicholas Income Fund, Inc. is high current income consistent with the preservation and conservation of capital values. Nicholas II, Inc. has the investment objective of long-term growth through capital appreciation. Nicholas Money Market Fund, Inc. has an investment objective of achieving as high a level of current income as is consistent with preserving capital and providing liquidity. Nicholas Equity Income Fund, Inc. has an investment objective of reasonable income, with moderate long-term growth as a secondary consideration.

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their net asset values so that the net asset value of the shares being redeemed will be determined on the redemption day and the net asset value of Nicholas Income Fund, Inc., Nicholas Fund, Inc., Nicholas II, Inc. or Nicholas Equity Income Fund, Inc., shares to be purchased will be determined the following business day. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the New York Stock Exchange is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e. reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested.

      Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds will be made without cost to the investor through written request. Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc.

     Signatures required are the same as previously explained under "Redemption of Capital Stock."

     Exchange by Telephone. Shareholders may exchange by telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $l,000 or more may be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

      Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar Trust Company. Neither the Fund nor Firstar Trust Company will be responsible for the authenticity of exchange instructions received by telephone.

      Telephone exchanges can only be made by calling Firstar Trust Company at 4l4-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded. This exchange privilege is available only in states where shares of the Fund being acquired may legally be sold, and the privilege may be terminated or modified at any time upon advance notice to shareholders.


                   TRANSFER OF CAPITAL STOCK

      Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions to transfer capital stock can be obtained by writing or calling Firstar Trust Company (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-5987) prior to submitting any transfer requests.


                DETERMINATION OF NET ASSET VALUE

     The net asset value of a share is determined by dividing the total value of the net assets of the Fund by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from total assets. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day the Exchange is open for unrestricted trading. The Exchange generally is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

      Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation, or in the absence of any sale on that day, the closing bid price. Long term debt securities will be valued at the current evaluated price.
Securities for which there are no readily available market quotations and other assets and liabilities of the fund will be valued at fair value, as determined in good faith by the Board of Directors. All assets other than securities will be valued at fair value using methods determined in good faith by the Board of Directors.

            INCOME, DIVIDENDS AND FEDERAL TAX STATUS

FEDERAL TAX STATUS OF THE FUND

      The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no Federal income or excise taxes will be payable by the Fund. As a result, the Fund will generally seek to distribute annually to its shareholders substantially all of its net investment income and net realized capital gain (after utilization of any available capital loss carryovers). However, the Code contains a number of complex tests relating to qualification as a regulated investment company which the Fund possibly might not meet in any particular year. If the Fund does not qualify as a "regulated investment company" under the Code, it would be treated for tax purposes as an ordinary corporation, and all its taxable income will be taxed to the Fund at corporate rates.

      The Code generally imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net investment income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gains for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed net investment taxable income or capital gains from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

DIVIDENDS AND DISTRIBUTIONS

      For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The Taxpayer Relief Act of 1997 reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held more than 18 months. The 28% maximum rate would still apply for securities held between twelve months and 18 months. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. Distributions will be made annually prior to the end of the Fund's fiscal year (December 31). The Fund will provide information to shareholders concerning the character and the treatment of all dividends and distributions.

      Since at the time of purchase of shares the Fund may have undistributed income or capital gains included in the computation of the net asset value per share, a dividend or capital gain distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

BACKUP WITHHOLDING OF DIVIDENDS AND REDEMPTION PAYMENTS

      Under the Interest and Dividend Tax Compliance Act of 1983, some shareholders may be subject to a 31% withholding on reportable dividends, capital gain distributions (if any) and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number; (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he is not subject to backup withholding.

      THE FOREGOING TAX DISCUSSION RELATES SOLELY TO U.S. FEDERAL TAXES AND IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL FEDERAL TAX CONSEQUENCES. SHAREHOLDERS SHOULD CONSULT WITH A TAX ADVISER CONCERNING THE APPLICATION OF FEDERAL, STATE AND LOCAL TAXES TO AN INVESTMENT IN THE FUND.

                   DIVIDEND REINVESTMENT PLAN

      Unless a shareholder elects to accept cash in lieu of shares, all dividends and capital gains distributions are automatically reinvested in shares through the Dividend Reinvestment Plan. An election to accept cash may be made in an application to purchase shares or by separate written notification or by telephone. All reinvestments are at the net asset value per share in effect on the dividend or distribution date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

      Shareholders may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written or telephonic notice to the Transfer Agent. An election must be received by Firstar Trust Company prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days written notice to participants.


                 INDIVIDUAL RETIREMENT ACCOUNTS

      Individuals may be able to establish a traditional IRA, a Roth IRA and/or an education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

      Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

      The Taxpayer Relief Act of 1997 has created the new Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

      The Taxpayer Relief Act of 1997 also has created the new education IRA. Like the Roth IRA, contributions are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

      As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.


      Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. See "Purchase of Capital
Stock" and "Redemption of Capital Stock." Consultation with a tax adviser regarding the tax consequences is recommended.

                     MASTER RETIREMENT PLAN

      The Fund has available a master retirement plan (formally called a Keogh Plan) for self-employed individuals. Any person seeking additional information or wishing to participate in the Plan may contact the Fund. Consultation with a tax adviser regarding the tax consequences of the Plan is recommended.

                           BROKERAGE

      The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible subject to the overriding policy of the Fund. This policy is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy.

      Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto.

      The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions also are considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

      Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. The Adviser may cause the Fund to pay a broker, which provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.


      In instances where it is determined by the Adviser that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. However, commissions paid are generally lower than those paid prior to the elimination of fixed minimum rates in 1975 and are no higher than rates which could be obtained from other brokers or dealers who would also furnish comparable supplemental research and statistical services. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts. On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Adviser's other client accounts, which are also utilized by the Adviser in managing the Fund's portfolio.

     Furthermore, the Adviser has adopted procedures that provide generally for the Adviser to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Adviser, and other advisory clients. The Adviser will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account (subject to certain exceptions) and each participating account will participate at the average share price for the bunched order on the same business day.

     The Adviser, which is the investment adviser to the Nicholas Fund, Inc., Nicholas Income Fund, Inc., Nicholas II, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc., as well as to the Fund, may occasionally make investment decisions which would involve the purchase or sale of securities for the portfolios of more than one of the funds at the same time. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the Adviser's policy not to favor one fund over another in making recommendations or in placing orders. If two or more of the Adviser's clients are purchasing a given security on the same day from the same broker or dealer, the Adviser may average the price of the transactions and allocate the average among the clients participating in the transactions. It is the Adviser's policy to allocate the commission charged by such broker or dealer to each fund in direct proportion to the number of shares bought or sold by the particular fund involved.

      The  Adviser may effect portfolio transactions with brokers or  dealers who recommend the purchase of the Fund's shares.  The
Adviser   may   not   allocate  brokerage   on   the   basis   of
recommendations to purchase shares of the Fund.

      Over-the-counter market purchases and sales are generally transacted directly with principal market makers who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly. The Fund paid aggregate brokerage commissions of approximately $99,222, $165,936 and $156,751 in fiscal 1995, 1996 and 1997, respectively. The increase in brokerage commissions paid in fiscal 1996 compared to fiscal 1995 was primarily a result of the growth in Fund assets and the necessity to invest these assets.

                        PERFORMANCE DATA

      The Fund may quote a "total return" or an "average annual total return" from time to time in advertisements or in information furnished to present or prospective shareholders. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is determined by discounting the "total return" for the number of time periods represented. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges. These values are computed according to the following formulas:

                                n
                         P(1 plus T)  = ERV
                              or
                     Total Return = ERV - 1
                                    --------
                                     P
                                             n
                                      ---------------
        Average Annual Total Return = nth root of ERV
                                      ---------------  -1
                                                   P

where:
P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years from initial investment to the end  of  the period
ERV = at the end of the stated period, the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated period.

                          For the Periods Ended December 31, 1997
                          One Year      Five Years     Ten Years
                          --------      ----------     ---------
Total Return                33.02%        122.96%        447.38%
Average Annual Total Return 33.02%         17.39%         18.53%

       For purposes of these calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the net asset value calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

      These figures are computed by adding the total number of shares purchased by a hypothetical $1000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

      The "total return" and "average annual total return" calculations are historical measures of performance and are not necessarily indicative of future performance. Such measurements will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, operating expenses, and the distribution policy as determined by the Board of Directors. These factors should be considered when evaluating the Fund's performance.

      In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor's Index Composite, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar , Inc., CDA Investment Technologies Inc. and Value Line, Inc.



                       CAPITAL STRUCTURE

     The Fund is authorized to issue twenty million (20,000,000) shares of Common Stock, $0.01 par value per share. Of these, the Board of Directors of the Fund has determined that an aggregate maximum of ten million shares (net of redemptions) are available for purchase by investors and ten million shares are reserved for reinvestment of capital gain and dividend distributions. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation. There are no conversion or sinking fund provisions applicable to shares, and holders have no preemptive rights and may not cumulate their votes in the election of directors. Shares are redeemable and are transferable. Fractional shares entitle the holder to the same rights as whole shares.


                       STOCK CERTIFICATES

      The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar Trust Company, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar Trust Company at any time to issue a certificate for his shares without charge.


                      SHAREHOLDER REPORTS

      Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Arthur Andersen LLP, will be sent to shareholders.


                         ANNUAL MEETING

      Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940, as amended. The Fund has adopted the appropriate provisions in its Articles of Incorporation and will not hold annual meetings of shareholders unless otherwise required to do so.


              COMMUNICATIONS BETWEEN SHAREHOLDERS

      In the event the Fund is not required to hold annual meetings of shareholders to elect Directors by virtue of the amendment to Maryland law described under "Annual Meeting," the Board of Directors of the Fund will promptly call a meeting of shareholders of the Fund for the purpose of voting upon the question of removal of any Director when requested in writing so to do by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a Director of the Fund. The Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                  CUSTODIAN AND TRANSFER AGENT

      Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as Custodian of the Fund. As such, Firstar Trust Company holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Trust Company does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Trust Company also acts as the Fund's Transfer Agent and Dividend Disbursing Agent.


           INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

      Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Fund. The selection of the Fund's independent public accountants is not subject to annual ratification by the Fund's shareholders unless otherwise required by the Investment Company Act of 1940, as amended. Michael Best & Friedrich LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.


                     FINANCIAL INFORMATION

      The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 1997, are incorporated herein by reference.










                 Nicholas Limited Edition, Inc.




                           Form N-1A




                   PART C:  OTHER INFORMATION


                   PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements: Per share income and capital changes information with respect to the Registrant's common stock appears in Part A; the Registrant's statement of assets and liabilities, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per share income and capital changes for each of the years in the period then ended are incorporated in Parts A and B by reference to the Annual Report to Shareholders of the Registrant for its fiscal year ended December 31, 1997.

      (b) Exhibits: All exhibits required to be filed pursuant to Item 24(b) are listed in the Exhibit Index which appears elsewhere herein, and (i) appear in their entirety herein, or
(ii) are incorporated by reference to previous filings with the Commission, as indicated in such Exhibit Index.


ITEM  25.   PERSONS  CONTROLLED BY OR UNDER COMMON  CONTROL  WITH
REGISTRANT

      The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Income Fund, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

      As of March 31, 1998, the number of record holders of the securities of the Registrant was as follows:

    Title  of  Class                Number of  Record Holders
    ----------------                -------------------------
      Common Stock                          11,439


ITEM 27.  INDEMNIFICATION

      Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

      The investment adviser to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.


ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      Incorporated by reference to pages 5-9 of the Statement of Additional Information pursuant to Rule 411 under the Securities
Act of 1933, as amended.


ITEM 29.  PRINCIPAL UNDERWRITERS

           None.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street, Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615 East Michigan Street, Milwaukee, Wisconsin 53202.


ITEM 31.  MANAGEMENT SERVICES

           None.


ITEM 32.  UNDERTAKINGS

      The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.

                           SIGNATURES




      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nicholas Limited Edition, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned on the 28th day of April, 19987.



                            NICHOLAS LIMITED  EDITION, INC.




                              By:  /s/ Thomas J. Saeger
                                   ---------------------
                                       Thomas  J. Saeger,  Executive
                                       Vice President,
                                       Secretary, Chief  Financial
                                       Officer and Chief Accounting Officer



      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 1998.



/s/Albert  O. Nicholas                      President (Principal Executive
______________________                      Officer) and Director
   Albert O. Nicholas

/s/Melvin L. Schultz                        Director
______________________
   Melvin L. Schultz

/s/Thomas J. Saeger                         Executive Vice
______________________                      President, Chief Financial
   Thomas J. Saeger                         Officer, Chief  Accounting
                                            Officer and Director




             By:     /s/Thomas J. Saeger
                       Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
              Powers of Attorney previously filed.

                         EXHIBIT INDEX
                                                                 Sequential
Exhibit No.               Description                             Page No.
___________               ___________                            __________

  (b)(1) Articles of Incorporation of the Registrant as ammended.

  (b)(2)       By-Laws of the Registrant

  (b)(4)       Specimen   certificate   evidencing  common
               stock, par value $0.01 per share,  of   the
               Registrant

  (b)(5)       Investment    Advisory   Agreement,   dated
               January 26, 1987, between the    Registrant
               and Nicholas Company, Inc.

  (b)(8)       Custodian Agreement, dated January 26, 1987,
               between the Registrant and Firstar     Trust
               Company

  (b)(10)      Opinion of  Michael Best &  Friedrich,   LLP
               counsel to  the Registrant,  concerning  the
               legality of  the  Registrant's common stock,
               including   consent  to   the   use thereof.

  (b)(11) Consent of Arthur Andersen LLP, independent public accountants.

  (b)(12)      Statements   of Assets and   Liabilities  of
               Registrant, including   the  Schedule     of
               Investments,  as  of  December 31, 1997, and
               the Financial Highlights  for    the     ten
               years   ended December 31, 1997 [included in
               the   Annual  Report  to   Shareholders   of
               Registrant  for the  fiscal    year    ended
               December 31,  1997].

  (b)(14.1)    Registrant's Prototype IRA Plan.

  (b)(14.2)    Registrant's Master Retirement Plan for Self
               Employed Individuals.

  (b)(16)      Schedule for computation  of     performance
               quotation provided in response to Item 22 of Form N-1A.

  (b)(17)      Financial Data Schedule

  (b)(99)      Powers of Attorney